UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A (Amendment #1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 01, 2013

(Exact name of registrant as specified in its charter)

Florida	001-34462	65-0925265
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One North Federal Highway, Boca Raton, Florida		33432
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (561) 362-3435

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1ST UNITED BANCORP, INC.

FORM 8-K
CURRENT REPORT

Explanatory Note

On July 1, 2013, 1st United Bancorp, Inc. (“Bancorp” or the “Registrant”), filed a Current Report on Form 8-K (the “Original Report”) to report that it had completed the acquisition of Enterprise Bancorp, Inc., a Florida corporation (“EBI”), and its wholly-owned subsidiary Enterprise Bank of Florida (“Enterprise Bank”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated March 22, 2013, as amended, by and among the Registrant, 1st United Bank, a Florida-chartered commercial bank and the Registrant’s wholly-owned subsidiary (“1st United Bank”), EBI and Enterprise Bank.

This Current Report on Form 8-K/A (“Amendment 1”) updates the disclosures provided in Item 2.01 and provides the disclosures required by Item 9.01. Except as otherwise provided herein, the other disclosures made in the Original Report remain unchanged. The Registrant does not anticipate that it will further amend this Current Report.

Statements made or incorporated by reference in this Amendment, other than those concerning historical financial information, may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties. These forward-looking statements include, without limitation, statements regarding Bancorp’s expectation concerning its financial condition, operating results, cash flows, liquidity and capital resources, including the effects of the EBI and Enterprise Bank merger and the final determination of the assets and liabilities acquired and their respective valuations. A discussion of risk, uncertainties and other factors that could cause actual results to differ materially from management’s expectations is set forth under the captions “Business – Note about Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and in the Original Report.

Item 2.01 Completion of Acquisition and Disposition of Assets

Prior to commencement of business on July 1, 2013, the Registrant completed its acquisition of EBI, and its wholly owned subsidiary Enterprise Bank, pursuant to the Merger Agreement. In accordance with the Merger Agreement, the Registrant acquired EBI through the merger of EBI with and into a wholly-owned subsidiary of the Registrant (“Holding Company Merger”) and 1st United Bank acquired Enterprise Bank through the merger of Enterprise Bank with and into 1st United Bank (collectively, with the Holding Company Merger, the “Merger”). The Registrant was the surviving financial holding company and 1st United Bank was the surviving bank following the Merger. In connection with the Merger, 1st United Bank acquired approximately $160 million in loans and approximately $177 million in deposits. After giving effect to the Merger the Registrant now has approximately $1.75 billion in assets, $1.45 billion in total deposits and, subsequent to the anticipated branch consolidations, will have 23 full-service banking offices. Pursuant to the terms of the Merger Agreement, each share of EBI common stock issued and outstanding at the effective time of the Holding Company Merger was converted into the right to receive consideration based on EBI’s total consolidated assets and the EBI Tangible Book Value (as defined in the Merger Agreement) as of June 30, 2013. The total value of the consideration paid to EBI shareholders was approximately $45.5 million, which consisted of approximately $5.1 million in cash, $22.1 million in loans (including all nonperforming loans), other real estate, and repossessed assets of Enterprise and $18.3 million in impaired and below investment grade securities and other investments of Enterprise. Each holder (other than Warren B. Mosler, the majority shareholder of EBI, and his affiliates) of a share of EBI common stock is entitled to a cash payment from the Registrant equal to $6.05 per share (less their per share pro rata portion of the $400,000 holdback described below). The consideration payable for each share of EBI common stock beneficially owned by Mr. Mosler and his affiliates issued and outstanding at the effective time of the Holding Company Merger was satisfied by a cash payment (less their per share pro rata portion of the $400,000 holdback described below) and the transfer to them of certain noncash assets of Enterprise, as described above. Additionally, the total consideration payable to all EBI shareholders in connection with the Merger was subject to a holdback amount of up to $400,000 to defray damages and related expenses incurred to defend or settle certain litigation.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was attached as Exhibit 2.1 of the Registrant’s Current Report on Form 8-K filed on March 25, 2013 and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

On July 1, 2013, the Registrant issued a press release announcing the completion of the Merger, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished under Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statement and Exhibits.

(a) Financial Statements of Business Acquired.

The following audited consolidated financial statements of Enterprise Bancorp, Inc. and subsidiaries are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference:

•	Report of Independent Auditors,

•	Consolidated Balance Sheets as of December 31, 2012 and December 31, 2011

•	Consolidated Statements of Operations for the years ended December 31, 2012 and December 31, 2011,

•	Consolidated Statements of Comprehensive Income for the years ended December 31, 2012 and December 31, 2011,

•	Consolidated Statements of Cash Flows for the years ended December 31, 2012 and December 31, 2011,

•	Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2012 and December 31, 2011, and

•	Notes to Consolidated Financial Statements.

The following unaudited consolidated interim financial statements of Enterprise Bancorp, Inc. and subsidiaries are filed as Exhibit 99.3 to this Form 8-K/A and are incorporated by reference:

•	Consolidated Balance Sheets as of March 31, 2013 and December 31, 2012, unaudited,

•	Consolidated Statements of Operations for the three months ended March 31, 2013 and 2012, unaudited,

•	Consolidated Statements of Comprehensive Income for the three months ended March 31, 2013 and 2012, unaudited,

•	Consolidated Statements of Cash Flows for the three months ended March 31, 2013 and 2012, unaudited,

•	Consolidated Statements of Stockholders’ Equity for the three months ended March 31, 2013 and 2012, unaudited, and

•	Notes to Consolidated Financial Statements, unaudited.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information of 1st United Bancorp, Inc. is filed as Exhibit 99.4 to this Form 8-K/A and is incorporated herein by reference:

•	Unaudited pro forma condensed consolidated statement of financial condition as of March 31, 2013,

•	Unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2013

•	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2012, and

•	Notes to unaudited pro forma condensed consolidated financial information.

(d)	Exhibits.

	Item No.	Description of Exhibit

	2.1*	Agreement and Plan of Merger, dated March 22, 2013, by and among the Registrant, 1st United Bank, EBI and Enterprise Bank. Incorporated herein by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K (filed 03/25/2013) (No. 001-34462).

	23.1	Consent of Crowe Horwath, LLP.

	99.1*	Press Release, dated July 1, 2012, announcing the completion of the merger of 1st United Bancorp, Inc., 1st United Bank, Enterprise Bancorp, Inc., and Enterprise Bank of Florida.

	99.2	Enterprise Bancorp, Inc. and Subsidiaries Consolidated Financial Statements at December 31, 2012 and 2011, respectively, and for the years then ended.

	99.3	Interim unaudited financial statements as of March 31, 2013 and December 31, 2012 and for the three months ended March 31, 2013 and 2012.

	99.4	Unaudited pro forma financial information.

* Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST UNITED BANCORP, INC.

Date:	July 23, 2013	By:	/s/ John Marino
John Marino,
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Item No.	Description of Exhibit

2.1*	Agreement and Plan of Merger , dated March 22, 2013, by and among the Registrant, 1st United Bank, EBI and Enterprise Bank. Incorporated herein by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K (filed 03/25/2013) (No. 001-34462).

23.1	Consent of Crowe Horwath, LLP.

99.1*	Press Release, dated July 1, 2012, announcing the completion of the merger of 1st United Bancorp, Inc., 1st United Bank, Enterprise Bancorp, Inc., and Enterprise Bank of Florida.

99.2	Enterprise Bancorp, Inc. and Subsidiaries Consolidated Financial Statements at December 31, 2012 and 2011, respectively, and for the years then ended.
99.3	Interim unaudited financial statements as of March 31, 2013 and December 31, 2012 and for the three months ended March 31, 2013 and 2012,

99.4	Unaudited pro forma financial information.

* Previously filed